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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):    July 15, 1999
                                                 ------------------

                              i2 Technologies, Inc.
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               (Exact Name of Registrant as Specified in Charter)

                      Delaware                        000-28030                      75-2294945
            ----------------------------             ------------                -------------------
            (State or Other Jurisdiction             (Commission                    (IRS Employer
                  of Incorporation)                  File Number)                Identification No.)


909 E. Las Colinas Blvd., 16th Floor, Irving, Texas                   75039
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      (Address of Principal Executive Offices)                      (Zip Code)


Company's telephone number, including area code:  (214) 860-6000
                                                -------------------


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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On July 15, 1999, i2 Technologies, Inc., a Delaware corporation ("i2"), completed the acquisition of Sales Marketing Administration Research Tracking Technologies, Inc., a Delaware corporation ("SMART"), pursuant to an Agreement and Plan of Merger and Reorganization, dated May 12, 1999 (the "Merger Agreement"), by and among i2, Intelligent Acquisition Corp, a Delaware corporation and wholly owned subsidiary of i2 ("IAC"), and SMART.

         IAC merged with and into SMART (the "Merger"), with SMART surviving the Merger as a wholly owned subsidiary of i2, effective as of July 15, 1999. Each share of SMART common stock (including shares of SMART common stock issued upon conversion of outstanding shares of SMART preferred stock) was converted into the right to receive 0.075081 of a share of i2 common stock. The conversion ratio was determined pursuant to the terms of the Merger Agreement, which were the result of arm's-length negotiations.

         Up to 2,141,603 shares of i2 common stock are issuable in exchange for the outstanding shares of SMART capital stock and upon exercise of outstanding options and warrants to acquire SMART capital stock assumed by i2 pursuant to the terms of the Merger Agreement, of which 84,032 shares have been placed into escrow for a period of twelve months to secure indemnification obligations pursuant to the Merger Agreement.

         SMART develops software applications that help companies use the World Wide Web to build and extend relationships with customers, partners and suppliers. i2 intends to continue such business.

         The shares issued to stockholders of SMART were issued pursuant to a registration statement on Form S-4 previously filed with the Securities and Exchange Commission (Registration No. 333-79681).

         Immediately prior to the Merger, all of the issued and outstanding shares of capital stock of SMART were owned by the stockholders of SMART. i2 is not aware of any pre-existing material relationship between such stockholders and i2, or between such stockholders and i2's affiliates, directors or officers, or any associate of any such director or officer.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired. Previously reported. Additional requisite financial statements, if any, will be filed by amendment to this Current Report on Form 8-K within 60 days after the date that this initial report on Form 8-K must be filed.

         (b) Pro Forma Financial Information. Previously reported. Additional requisite financial information, if any, will be filed by amendment to this Current Report on Form 8-K within 60 days after the date that this initial report on Form 8-K must be filed.


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         (c)      Exhibits.

                  2.1      -   Agreement and Plan of Merger and Reorganization,
                               dated May 12, 1999, by and among i2
                               Technologies, Inc., Intelligent Acquisition
                               Corp. and Sales Marketing Administration
                               Research Tracking Technologies, Inc. (included as Appendix A to i2's Registration Statement on Form S-4 (Registration No. 333-79681) and incorporated herein by reference)

                  99.1     -   Press Release of i2 dated July 15, 1999
                               (announcing the completion of the Merger)



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 29, 1999

                                       I2 TECHNOLOGIES, INC.



                                       By: /s/ WILLIAM M. BEECHER
                                          -------------------------------
                                               William M. Beecher
                                               Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit
Number
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   2.1   Agreement and Plan of Merger and Reorganization, dated May 12, 1999, by and among i2 Technologies, Inc., Intelligent Acquisition Corp. and
         Sales Marketing Administration Research Tracking Technologies, Inc. (included as Appendix A to i2's Registration Statement on Form S-4 (Registration No. 333-79681) and incorporated herein by reference)

   99.1 Press Release of i2 dated July 15, 1999 (announcing the completion of the Merger)




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